SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:                                       26-Dec-01

Morgan Stanley Dean Witter Capital I, Inc.

(AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
DATED AS OF NOVEMBER 1, 2001, PROVIDING FOR THE ISSUANCE OF
ASSET BACKED PASS-THROUGH CERTIFICATES,
SERIES 2001-NC3)

Morgan Stanley Dean Witter Capital I Inc.
(Exact name of registrant as specified in its charter)

Delaware                                      333-59060
(State or Other                               (Commission
Jurisdiction of                               File Number)
Incorporation)

13-3291626
(I.R.S. Employer
Identification
Number)

1585 Broadway
New York, NY                                              10036
(Address of Principal                               (Zip Code)
Executive Offices)

Registrant's telephone number: (212) 761-4000

Item 5.  Other Events

             On     26-Dec-01    a scheduled distribution was made
from the trust to holders of the certificates. The Trustee has caused to be filed with the commission, the Monthly Report dated
26-Dec-01       The Monthly Report is filed pursuant
to and in accordance with (1) numerous no-action letters
(2) current Commission policy in the area.

A.              Monthly Report Information:
                See Exhibit No.1

B.              Have any deficiencies occurred?   NO.
                                 Date:
                                 Amount:

C.              Item 1: Legal Proceedings:    NONE

D.              Item 2: Changes in Securities:NONE

E.Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

F.              Item 5: Other Information - Form 10-Q, Part II -
                Items 1,2,4,5 if applicable:  NOT APPLICABLE

Item 7. Monthly Statements and Exhibits

                Exhibit No.

1. Monthly Distrib Rep dated:                         26-Dec-01

MORGAN STANLEY DEAN WITTER CAPITAL I, Inc.
NEW CENTURY HOME EQUITY LOAN TRUST
SERIES 2001-NC3

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:                                    12/26/01



Class                 Cusip
A-1                 61746WLF5
A-2                 61746WKZ2
A-3                 61746WLD0
M-1                 61746WLA6
M-2                 61746WLB4
B-1                 61746WLC2
X                      N/A
P                      N/A
UT-R                   N/A

                    Beginning
                   Certificate
Class                Bal(1)
A-1               348,167,000.00
A-2                68,000,000.00
A-3               121,377,000.00
M-1                45,355,000.00
M-2                40,316,000.00
B-1                35,276,000.00
X                  13,438,425.00
P                           0.00
UT-R                        0.00
Total             671,929,425.00

Class                 Prin
A-1                 1,162,553.09
A-2                   723,168.50
A-3                 1,290,823.86
M-1                         0.00
M-2                         0.00
B-1                         0.00
X                           0.00
P                           0.00
UT-R                        0.00
Total               3,176,545.45

Class                  Int
A-1                   631,434.80
A-2                   127,914.63
A-3                   221,949.68
M-1                   104,026.11
M-2                   109,099.03
B-1                   120,594.45
X                   3,616,340.19
P                      19,248.26
UT-R                        0.00
Total               4,950,607.15

Class                Losses
A-1                         0.00
A-2                         0.00
A-3                         0.00
M-1                         0.00
M-2                         0.00
B-1                         0.00
X                           0.00
P                           0.00
UT-R                        0.00
Total                       0.00

                     Ending
                   Certificate
Class                  Bal
A-1               347,004,446.91
A-2                67,276,831.50
A-3               120,086,176.14
M-1                45,355,000.00
M-2                40,316,000.00
B-1                35,276,000.00
X                  13,438,588.50
P                           0.00
UT-R                        0.00
Total             668,753,043.05

AMOUNTS PER $1,000 UNIT

Class                 Prin
A-1                     3.339067
A-2                    10.634831
A-3                    10.634831
M-1                     0.000000
M-2                     0.000000
B-1                     0.000000
X                       0.000000

Class                  Int
A-1                     1.813597
A-2                     1.881098
A-3                     1.828598
M-1                     2.293597
M-2                     2.706098
B-1                     3.418598
X                     269.104467

Class                 Total
A-1                      5.15266
A-2                     12.51593
A-3                     12.46343
M-1                      2.29360
M-2                      2.70610
B-1                      3.41860
X                      269.10447

                     Ending
                   Certificate
Class                  Bal
A-1                   996.660933
A-2                   989.365169
A-3                   989.365169
M-1                  1000.000000
M-2                  1000.000000
B-1                  1000.000000
X                    1000.012167

Class                Losses
A-1                     0.000000
A-2                     0.000000
A-3                     0.000000
M-1                     0.000000
M-2                     0.000000
B-1                     0.000000
X                       0.000000

                     Current
                  Pass-Through
Class               Int Rate
A-1                      2.41813%
A-2                      2.50813%
A-3                      2.43813%
M-1                      3.05813%
M-2                      3.60813%
B-1                      4.55813%
X                        7.17636%

Section 4.02 (i.)
PRINCIPAL DISTRIBUTIONS
Curtails                                            105,274.40
Payments in Full                                  2,693,518.76
Liq Proceeds                                              0.00
                                                  2,798,793.16

Section 4.02 (v.)
BALANCES AS OF:                                       26-Dec-01
Stated Prin Bal of Mort Loans                   668,753,043.05

Section 4.02 (vi.)
MAS SERV COMP                                       279,970.59

Section 4.02 (viii.)
P&I ADVANCES
Total Advances                                N/A
*Note: P&I Advances are made on Mortgage Loans Delinquent as of the Determiniation Date.

Section 4.02 (ix.)
DELINQ INFO                                   Number
30-59 days delinq                                           15
60-89 days delinq                                            0
90+ days delinq                                              0
Foreclosures                                                 0
Bankruptcies                                                 1

Section 4.02 (ix.)                            Unpaid Prin
DELINQ INFO                                   Balance
30-59 days delinq                                 2,180,777.86
60-89 days delinq                                         0.00
90+ days delinq                                           0.00
Foreclosures                                              0.00
Bankruptcies                                         35,000.00

Section 4.02 (ix.)                            Stated Prin
DELINQ INFO                                   Balance
30-59 days delinq                                 2,178,263.64
60-89 days delinq                                         0.00
90+ days delinq                                           0.00
Foreclosures                                              0.00
Bankruptcies                                         34,969.58
*Note: In accordance with the Master Servicer, the Delinquency Information relates to the Prepayment Period.

Section 4.02 (x.)
SCHEDULED PAYMENTS
                November-01                       5,597,551.07

Section 4.02 (xi.)
REO INFORMATION
Loans that became REO properties in the preceding calendar month:
                Unpd Prin                     Std Prin
Loan #          Bal                           Bal

Section 4.02 (xii.)
REO INFORMATION
Number of REO Loans                                          0
Stated Principal Balance of REO Properties                0.00
Tot Bk Val of REO Props:                                  0.00

Section 4.02 (xiii.)
Stepdown Date Occurrence                      NO
Trigger Event Occurrence                      NO
Aggregate Balance of loans 60+ days delinquent            0.00

Section 4.02 (xiv.)
Amount on Deposit in Excess Reserve Fund                  0.00

Section 4.02 (xv.)
REALIZED LOSSES
Real Losses incurred during related Prepay Period
Tot Real Losses                                           0.00
Cum Real Losses                                           0.00

Section 4.02 (xvi.)
Net Monthly Excess Cash Flow                      3,616,340.19
Allocation to Applied Realized Losses                     0.00
Allocation to Unpaid Interest Amounts                     0.00

Section 4.02 (xvii.)
Subordination Amount                             13,438,588.49
Required Subordinated Amount                     13,438,588.49

Section 4.02 (xviii.)
Prepay Charges                                       19,248.26


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                MORGAN STANLEY DEAN WITTER
                CAPITAL I INC.

                By: /s/ Eve Kaplan
                Name:  Eve Kaplan
                Title: Vice President
                U.S. Bank National Association

Dated:                   12/26/01